SUPPLEMENT

DATED JULY 14, 2011 TO

HARTFORD CAPITAL APPRECIATION HLS FUND

PROSPECTUS, DATED MAY 1, 2011, AS LAST AMENDED JUNE 1, 2011,

AND SUMMARY PROSPECTUS, DATED MAY 1, 2011

Effective July 15, 2011, Francis J. Boggan will replace Jeffrey L. Kripke as a member of the portfolio management and securities analysis team of the Hartford Capital Appreciation HLS Fund.  Accordingly, effective July 15, 2011, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.             Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the reference to Mr. Kripke is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Francis J. Boggan, CFA	Senior Vice President and Equity Portfolio Manager	2011

2.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the reference to Mr. Kripke is deleted in its entirety and replaced with the following:

Francis J. Boggan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2011 and for clients of the firm for at least the past five years. Mr. Boggan joined Wellington Management as an investment professional in 2001.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

DATED JULY 14, 2011 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2011, AS LAST AMENDED JUNE 3, 2011,

FOR HARTFORD SERIES FUND, INC. (THE “SAI”)

Effective July 15, 2011, Francis J. Boggan will replace Jeffrey L. Kripke as a member of the portfolio management and securities analysis team of the Hartford Capital Appreciation HLS Fund.  Accordingly, effective July 15, 2011, the above referenced SAI is revised as follows:

I.

Under the heading “PORTFOLIO MANAGERS — Other Accounts Managed by Wellington Management’s Portfolio Managers,” the disclosure pertaining to Jeffrey L. Kripke is deleted in its entirety and the following disclosure pertaining to Francis J. Boggan is added:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS		ASSETS MANAGED (in millions)
Francis J. Boggan*	7	$578.2	9	$787.6	20	(26)	$2,248.5

*	Information as of June 30, 2011.
(26)	The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that other account total approximately $157.5 million.

2.	Under the heading “PORTFOLIO MANAGERS — Compensation of Wellington Management’s Portfolio Managers,” Francis J. Boggan is added to the list of partners of Wellington Management.

3.

Under the heading “PORTFOLIO MANAGERS — Compensation of Wellington Management’s Portfolio Managers,” the Incentive Benchmark table for Capital Appreciation HLS Fund is deleted in its entirety and replaced with the following:

HLS Fund	Benchmark(s) / Peer Groups for Incentive Period(1)

Capital Appreciation HLS Fund(3)	Russell 3000 Value (Palmer)
Russell 3000 (Higgins, Pannell)
MSCI World (Choumenkovitch)
Russell 1000 (Boggan, Kilbride)
MSCI World Growth (Marrkand)
Lipper EQ MF: Multi-Cap Core (Gross) Average

4.

Under the heading “PORTFOLIO MANAGERS — Equity Securities Beneficially Owned by Wellington Management’s Portfolio Managers,” the disclosure pertaining to Jeffrey L. Kripke is deleted in its entirety and the following disclosure pertaining to Francis J. Boggan is added:

Dollar Range of Equity Securities
Portfolio Manager	HLS Fund(s) Sub-advised	Beneficially Owned
Francis J. Boggan	Capital Appreciation HLS Fund	None*

*Information as of June 30, 2011.

This Supplement should be retained with your SAI for future reference.